                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   September 11, 2000
                                                --------------------------------

                                  RMI.NET, Inc.
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               (Exact name of Registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

       001-12063                                          84-1322326
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(Commission File Number)                       (IRS Employee Identification No.)

999 Eighteenth Street, Suite 2201, Denver, Colorado                     80202
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     (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code     (303) 672-0700
                                                  ------------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         RMI.NET, Inc. has renegotiated the terms of its previously announced acquisition agreement with Internet Communications Corp., as discussed in the News Release dated September 11, 2000, which is attached as Exhibit 20.1.

ITEM 7. EXHIBITS.

Exhibit
Number           Description
-------          -----------
 20.1            RMI.NET News Release dated September 11, 2000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     RMI.NET, Inc.
                                        ----------------------------------------
                                                     (Registrant)

Date: September 21, 2000                By: /s/ CHRISTOPHER J. MELCHER
                                           -------------------------------------
                                            Christopher J. Melcher
                                            Vice President, General Counsel, and
                                            Corporate Secretary

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                                 EXHIBIT INDEX

Exhibit
Number           Description
-------          -----------
 20.1            RMI.NET News Release dated September 11, 2000